UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2008

ODYSSEY MARINE EXPLORATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31895	84-1018684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5215 West Laurel Street

Tampa, Florida 33607

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (813) 876-1776

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 15, 2008, the Board of Directors of Odyssey Marine Exploration, Inc. (the “Company”), upon the recommendation of the Compensation Committee, approved amendments to the 2005 Stock Incentive Plan (the “Plan”) that include increasing the number of shares issuable under the Plan from 2,500,000 shares to 5,000,000 shares. The amendments to the Plan will be submitted for approval by the Company’s stockholders at the next Annual Meeting of Stockholders.

Also on January 15, 2008, the Compensation Committee approved the establishment of a cash bonus pool for fiscal year 2007 for certain officers of the Company in the amount of $851,000 after reviewing key performance criteria of the Company and individual strategic objectives. The 2007 executive compensation program established bonus targets for each officer ranging from 25% to 100% of base salary depending on the achievement of certain Company key performance indicators and the attainment of individual strategic objectives. The Company uses four key performance indicators to evaluate annual incentive compensation: revenue goals, recovered cargo criteria, earnings per share ranges and cash flow. The following table sets forth the 2007 cash bonus earned by each of the Company’s Named Executive Officers (as determined by reference to the Proxy Statement for the Company’s 2007 Annual Meeting of Stockholders held on May 18, 2007).

John C. Morris	$260,000
Gregory P. Stemm	$260,000
Michael J. Holmes	$105,000
David A. Morris	$90,000

Also on January 15, 2008, the Compensation Committee approved grants of three-year service-vesting restricted stock awards to certain officers of the Company eligible to receive such awards under the Company’s 2005 Stock Incentive Plan. Such awards shall be subject to the approval of the amendments to the 2005 Stock Incentive Plan, as adopted by the Board of Directors, at the next Annual Meeting of the Stockholders. The following table sets forth the 2007 restricted stock awards of the grant to each of the Company’s Named Executive Officers (as determined by reference to the Proxy Statement for the Company’s 2007 Annual Meeting of Stockholders held on May 18, 2007).

Gregory P. Stemm	87,000 shares
Michael J. Holmes	35,000 shares
David A. Morris	26,000 shares

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSSEY MARINE EXPLORATION, INC.

Dated: January 18, 2008	By:	/s/ Michael J. Holmes
Michael J. Holmes,
Chief Financial Officer